Exhibit 99.1

BENEFICIAL BANCORP, INC. [NASDAQ: BNCL] STERNE AGEE 2015 FINANCIAL INSTITUTIONS INVESTOR CONFERENCE FEBRUARY 12, 2015

SAFE HARBOR STATEMENT FORWARD LOOKING STATEMENTS AND RISK FACTORS THIS PRESENTATION MAY CONTAIN PROJECTIONS AND OTHER “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, RATHER STATEMENTS BASED ON THE CURRENT EXPECTATIONS OF BENEFICIAL BANCORP, INC. (THE “COMPANY”) REGARDING ITS BUSINESS STRATEGIES, INTENDED RESULTS, AND FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS “EXPECTS,” “BELIEVES,” “ANTICIPATES,” “INTENDS” AND SIMILAR EXPRESSIONS. MANAGEMENT’S ABILITY TO PREDICT RESULTS OR THE EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS THAT COULD AFFECT ACTUAL RESULTS INCLUDE INTEREST RATE TRENDS, THE GENERAL ECONOMIC CLIMATE IN THE MARKET AREA IN WHICH THE COMPANY OPERATES, AS WELL AS NATIONWIDE, THE COMPANY’S ABILITY TO CONTROL COSTS AND EXPENSES, COMPETITIVE PRODUCTS AND PRICING, LOAN DELINQUENCY RATES, CHANGES IN FEDERAL AND STATE LEGISLATION AND REGULATION AND OTHER FACTORS THAT MAY BE DESCRIBED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND OTHER REQUIRED FILINGS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE ON SUCH STATEMENTS THE COMPANY OBLIGATION TO UPDATE ANY RELIANCE SHOULD NOT BE PLACED STATEMENTS. ASSUMES NO FORWARD-LOOKING STATEMENTS. THIS PRESENTATION INCLUDES INTERIM AND UNAUDITED FINANCIALS, WHICH ARE SUBJECT TO FURTHER REVIEW BY THE COMPANY’S INDEPENDENT ACCOUNTANTS. 2

OVERVIEW OF BENEFICIAL BANCORP (Dollars in millions) As of December 31, 2014 Corporate Headquarters Philadelphia, PA Branches 58 (33 in PA; 25 in NJ) Market Capitalization(1) $943.8 Total Assets $4,751.5 Total Deposits $3,879.7 • Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • #7 deposit market share in Philadelphia for all banks and thrifts • Largest locally-headquartered bank or thrift by 3 g y q y assets or deposits (1) As of February 6, 2015

OUR MARKET – GREATER PHILADELPHIA

Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA

- Philadelphia is 6th largest metropolitan region in the U.S.
- 64 colleges and universities in the area
- Median household income of $61k versus national median of $52k
- Community banks comprise a large portion of total institutions in Philadelphia Metro area (95 of 107)
- 81 of 107 Philadelphia banking institutions have less than 10 branch locations
- Only 11 of 107 Philadelphia banking institutions have more than 50 branch locations
- Beneficial is large enough to compete with the largest financial institutions
- Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets

Philadelphia MSA	
Population	6.0 Million
Unemployment Rate	5.2%
Projected 5-Year Household Income Growth	5.54%
Projected 5-Year Population Change	1.68%
Market Deposits	$431.4 billion
Total Branches	1,773
Total Institutions	107

Philadelphia MSA Community Banks[1]	
Market Deposits	$42.4 billion
Average Deposits per Bank	$447 million
Total Branches	769
Total Institutions	95

(1) Excludes Beneficial Bank
Source: U.S. Census Bureau, SNL Financial, Bureau of Labor Statistics

Beneficial bancorp, inc.

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EXECUTIVE MANAGEMENT TEAM Gerry P. Cuddy President and Chief Executive Officer • President and CEO since 2006 • Served as Senior Lender at Commerce Bank from 2005 – 2006 • Senior Vice President of Fleet / Bank of America from 2002 – 2005 • Worked at First Union National Bank and Citigroup prior to joining Fleet / Bank of America Thomas D. Cestare EVP, Chief Financial Officer • CFO since 2010 • Previously served as EVP and Chief Accounting Officer of Sovereign Bancorp • Partner at KPMG LLP before joining Sovereign in 2005 Pamela Cyr • Joined Beneficial Bank in 2012 EVP, Chief Retail Banking Officer • Former President and CEO of SE Financial Corp. Martin Gallagher EVP, Chief Credit Officer • Joined Beneficial’s commercial banking group in 2011 • Previously managed and developed commercial banking portfolios for Bryn Mawr Trust Company and National Penn Bank James Gould EVP, Chief Lending Officer • EVP and Chief Lending Officer since 2011 • Previously served as Managing Director of Private Banking for Wilmington Trust Bank • Former Senior Vice President and Regional Managing Director of Credit for Wachovia Bank’s Wealth Management Division Robert Maines • Director of Risk Management at Accume Partners before joining Beneficial EVP, Director of Operations • Former First Vice President, Senior Audit Manager at MBNA • Joined Beneficial in 2008 Joanne Ryder EVP, Director of Brand & Strategy • Named Executive Vice President and Director of Brand & Strategy in January 2012 • Joined Beneficial in 2007 • Served as Vice President, Field Marketing Manager at Commerce Bank 5

INVESTMENT HIGHLIGHTS

Solid Franchise	• Strong core deposits • Diversified loan portfolio • History of growing core deposits organically and via acquisition • Effectively managing credit, interest rate, and liquidity risk • Oldest and largest Philadelphia-based bank
Attractive Markets	• Country's 5th most populous city, 6th largest metropolitan area and major center of economic activity(1) • Favorable income and age demographics • Significant opportunities to grow market share • Dominated by large "out of town" banks
Shareholder Focused	• Demonstrated history of stock repurchases • Disciplined acquirer • Will be in a position to consider paying dividends
Compelling Valuation	• Current Stock Price $11.41(2) • Current Price to pro forma TBV: 98.6%(2) • Appraisal peer group median valuation: 128.4% of pro forma TBV(3)

(1) Source: U.S. Census Bureau, SNL Financial
(2) As of February 6, 2015
(3) Source: Beneficial Bancorp Offering Prospectus

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STRATEGIC PRIORITIES • Investing in and expanding lending teams to organically grow loans • Improving balance sheet mix • Disciplined in the pricing of loan and deposit products • Focused on operating efficiency and cost structure Improve Profitability • Maintain low levels of non-performing assets • Reduce classified loan and REO expense • Maintain strong reserves • Employ prudent underwriting standards for new originations Asset Quality • Maintain strong capital levels to allow strategic flexibility • Invest in profitable businesses • Expect to announce a share repurchase program upon the 1 year anniversary of conversion • Execute acquisitions with strategic and financial fit •Will be in a position to consider paying dividends Capital Management • Invest in and leverage IT platform to improve efficiency, control, and scalability • Continued focus on risk management and compliance functions • Optimizing mobile banking • Enhancing online capabilities Operations / Technology • Educate our customers to do the right thing financially • Continue marketing campaign and brand refresh on Beneficial as “YOUR KNOWLEDGEfBANK” • Highlight Beneficial’s commitment to financial education • Focus on communicating our core mission to provide customers with the tools, knowledge fand guidance to help them make wise financial decisions Brand 7

INVESTING FOR GROWTH Commercial Lending E di C&I d CRE Residential Lending • Hired a new Director of S llB i l di • Dedicated team of mortgage lenders (10) • Continue to build team throughout our footprint with the goal of adding 4-5 • Expanding and teams to organically grow loan portfolio • Recruiting/building commercial real estate and C&I lending teams Small Business Small Business lending • Investing in new small business platform • Growing small business lending team to partner with retail network new lenders to the group in 2015 • Representatives develop relationships in our footprint and support our branch network g (existing team of 9 CRE lenders and 7 C&I lenders) • Targeting in-market relationship building and maximizing Lending (added 5 new lenders in 2014) opportunities from existing relationships 8

BRAND – EDUCATING OUR CUSTOMERS The Beneficial Conversation is Changing How We Do Business in Our Branches The Beneficial Conversation • Sell Through Education • Deepen Relationships with Customers • Capitalize on Cross-Selling Opportunities • Higher Brand Advocacy Maximize our Customers’ • Experience 9

RETAIL BANKING • Align our products and services to our customers’ needs Mobile BenMobile application . Banking – o Bill Pay o Remote Deposit Capture • Strategically open new campus locations in growth markets to both relocate and consolidate existing branches . Devon and opened in 2013 Springfield campuses . Broomall, Maple Glen and Newtown campuses opened in 2014 • Improve pricing and mix of deposits 10

OFFERING RESULTS IPO Price Per Share . $10.00 Current Price Per Share(1) : . $11.41 Shares Offered: . 50,383,817 (all from Subscription Offering) Exchange Ratio: . 1.0999 g Current Market Capitalization(1): . $943.8 million Pro Forma-Tangible Equity/Tangible Assets: . 20.7% Current Price(1)/Pro Forma Tangible Book Value: . 98.6% Total Outstanding Shares . 82,712,673 11 (1) As of February 6, 2015

CAPITAL MANAGEMENT • Common Stock Repurchases . Expect to announce a share repurchase program upon the 1 year anniversary second step of the second-conversion o History of repurchasing common stock o 7.25 million shares repurchased through stock repurchase plans since initial IPO in 2007, or approximately 36% of the minority , pp y y shares issued • Dividends . Will consider paying dividends based on financial performance and as an alternative use of capital • Acquisitions . Will focus on in-market and contiguous market opportunities . Maintain discipline on financial hurdles including earnings accretion, tangible dilution earn back period and 12 book value dilution, earn-internal rate of return

2014 FINANCIAL HIGHLIGHTS • Stabilized and grew the loan portfolio by $79.9 million from December 31, 2013 to December 31, 2014 (3.4% growth rate), with commercial loans increasing $120.1 million (12.0% growth rate) • Held net interest margin steady at 2.82% for the year ended December 31, 2014 compared to 2.81% for the year ended December 31, 2013 y , • Decrease in cost of deposits has contributed to this stabilization • Mix of core deposits continued to improve as the municipal portion of the portfolio decreased to 4.6% at December 31, 2014 from 18.9% at December 31, 2011 • Non-performing assets ratio, excluding government guaranteed student loans, improved to 0.34% at December 31, 2014, compared to 1.26% at December 31, 2013 13

LOAN PORTFOLIO Loan Portfolio Composition as of 12/31/2014 12/31/2013 12/31/2014 $ Change % Change $ $ $ ($ in millions) Education Automobile 8% Commercial real estate 584.1 609.7 25.6 4.4% Commercial business loans 378.7 442.2 63.5 16.8% Commercial construction 38.1 69.1 31.0 81.4% Total Commercial Loans 1,000.9 1,121.0 120.1 12.0% Residential real estate 683.7 667.8 (15.9) (2.3%) Residential construction 0 3 0 3 0 0 0 0% Commercial real estate 25% Home equity and lines of credit 9% Personal 1% 8% 0.3 0.3 0.0 0.0% Total Residential Loans 684.0 668.1 (15.9) (2.3%) Home equity and lines of credit 234.1 227.0 (7.1) (3.0%) Personal 40.9 28.6 (12.3) (30.1%) Education 206.5 195.2 (11.3) (5.5%) Automobile 175.4 181.8 6.4 3.6% Commercial business loans 18% Total Consumer Loans 656.9 632.6 (24.3) (3.7%) 0 0 Total Loans $2,341.8 $2,421.7 $79.9 3.4% Commercial construction 3% Residential real estate 28% • Diversified loan portfolio • Focus on building our commercial lending and mortgage banking teams to position Beneficial for future growth • Shared national credits increased to $186.7 at December 14 million 31, 2014 from $44.7 million at December 31, 2013

ASSET QUALITY & LOAN LOSS RESERVE Allowance for Loan Losses (Dollars in millions) 3.4% 3.5% 4.0% $200 $240 Non-Performing Assets $54.2 $57.6 $55.6 $50.7 3.5% 4.0% $ $60 $112.5 $125.7 $80 2 $140.4 $154.1 $104.2 $82.0 2.9% 2.1% 1.8% 0.9% 1.5% 2.0% 2.5% 3.0% $80 $120 $160 $45.4 1 6% 2.1% 2.4% 2.4% 2.1% 1.5% 2.0% 2.5% 3.0% $20 $30 $40 50 80.2 $57.6 $16.2 $41.5 0 9% 0.0% 0.5% 1.0% $0 $40 2010Y 2011Y 2012Y 2013Y 2014Y NPAs, excld Student Loans Student Loans NPAs/Assets 1.6% 0.0% 0.5% 1.0% $0 $10 2010Y 2011Y 2012Y 2013Y 2014Y Allowance % of Total Portfolio • Significant improvement in non-performing assets over the past few years • Non-performing assets declined $40.5 million or 49.4% compared to December 31, 2013 • Non-performing assets include $25.3 million of government guaranteed student loans • Excluding government guaranteed student loans, non-performing assets/total assets declined from 1.26% as of December 31, 2013 to 0.34% as of December 31, 2014 15 • Reserve levels remain strong

CASH AND INVESTMENTS $ in thousands Cash and Overnight Securities Investment Securities(1) (Dollars in millions) $ $600 $1 744 7 $2,000 $348.0 $489.9 $355.7 $534.0 $300 $400 $500 $1,628.6 $1,357.7 1,744.7 $1,563.0 $1,485.6 $1,200 $1,600 $90.3 $0 $100 $200 $0 $400 $800 • Cash and overnight investments combined with the investment portfolio represented 42.5% of the balance sheet as of December 31, 2014 2010Y 2011Y 2012Y 2013Y 2014Y 2010Y 2011Y 2012Y 2013Y 2014Y , • Excess liquidity that can be deployed for future loan growth, which would improve profitability 16 (1) Excludes Federal Home Loan Bank Stock

SECURITIES PORTFOLIO Estimated (Dollars in millions) Amortized Cost Fair Value Available-for-sale (AFS) GSE and Agency $8.5 $8.6 GSE and Agency 0.6% GNMA guaranteed mortgage certificates GSE ll t li d Municipal bonds 3.2% Money market and mutual funds 0.2% Foreign bonds 0.1% GNMA guaranteed mortgage certificates 5.0 5.2 GSE mortgage-backed securities 642.0 648.9 GSE collateralized mortgage obligations 45.5 45.3 g g 0.4% collateralized mortgage obligations 6.2% Municipal bonds 44.4 46.4 Money market and mutual funds 3.5 3.4 Total Available-for-sale $748.9 $757.8 Hi h lit i t t tf li Held-to-maturity (HTM) GSE mortgage-backed securities $677.5 $681.2 GSE collateralized mortgage obligations 47.4 47.4 Municipal 0 9 1 0 GSE mortgage-backed securities 89.3% • High quality investment portfolio • Provides steady stream of cash flow • Focused on keeping duration short (4 2 years) bonds 0.9 1.0 Foreign bonds 2.0 2.0 Total held-to-maturity: $727.8 $731.6 Yield 2 12% 17 4.2 on Investment Securities 2.12%

DEPOSIT COMPOSITION Checking 26% Time Deposits 17% 2014 Total Deposits 12/31/2011 12/31/2014 $ Change % Change Checking $764.1 $1,002.0 $237.9 31.1% ($ in millions) M i i l Stock Subscription 12% Savings 783.4 1,126.9 343.5 43.8% Money Market 529.9 424.8 (105.1) (19.8%) Total 2,077.4 2,553.7 476.3 22.9% M i i lD it 679 1 179 4 (499 7) (73 6%) Savings 29% Money Market 11% Municipal Deposits 5% Municipal Deposits 679.1 179.4 499.7) 73.6%) Stock Subscription - 463.0 463.0 NM Time Deposits 838.3 683.6 (154.7) (18.5%) Total $3 594 8 $3 879 7 $284 9 7 9% • Core deposits, excluding municipal and stock subscription deposits, have increased $476.3 million from December 31, 2011 Checking 21% Time Deposits 23% 2011 Total Deposits Deposits 3,594.8 3,879.7 284.9 7.9% • Municipal deposits decreased by $499.7 million or 73.6% from December 31, 2011, as we re-priced and ran-off higher cost deposits Municipal Deposits 19% 18 g p Savings 22% Money Market 15%

COST OF DEPOSITS (Dollars in millions) $3,303.3 $3,315.1 0.77% 0 70% 0.80% $3 300 $3,450 Total Deposits (excluding Municipal Deposits) Total Deposits (excluding Municipal Deposits) $873.2 0 80% 1.00% $800 $1,000 Municipal Deposits Municipal Deposits $2,928.1 $3,177.3 0% 0.63% 0.50% 0 44% 0.40% 0.50% 0.60% 0.70% $2,850 $3,000 $3,150 3,300 $636.1 $475.6 $261.3 0.78% 0.48% 0 27% 0.20% 0.40% 0.60% 0.80% $200 $400 $600 0.44% 0.30% $2,700 2011Y 2012Y 2013Y 2014Y Average Balance Rate 0.27% 0.12% 0.00% $0 2011Y 2012Y 2013Y 2014Y Average Balance Rate • Cost of deposits has significantly declined • Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize $878.3 $818.9 $758.4 $708.5 1.43% 1.30% 1.40% 1.50% $600 $800 $1,000 Certificates of Deposit Certificates of Deposit net interest margin and ROE • Have aggressively re-priced and decreased the municipal deposit portfolio since 2011 1.19% 1.09% 1.10% 1.00% 1.10% 1.20% $0 $200 $400 2011Y 2012Y 2013Y 2014Y 19 Average Balance Rate

NET INTEREST MARGIN (Dollars in millions) $147.6 $142.1 $139.5 $ 123.7 $117 4 3 32% 3.30% 3.40% $140 $160 117.4 3.32% 3.22% 3.13% 2.82% 2 80% 2.90% 3.00% 3.10% 3.20% $60 $80 $100 $120 2.81% 2.50% 2.60% 2.70% 2.80% $0 $20 $40 2010Y 2011Y 2012Y 2013Y 2014Y • Lower cost of funds gave support to margin in 2014 Net Interest Income Net Interest Margin • Have stabilized net interest margin in 2014 with the growth of the loan portfolio • Focused on continuing to invest in lending teams to drive future growth 20

EFFICIENCY RATIO & RETURNS Efficiency Ratio Return on Average Equity Return on Average Assets Efficiency Ratio 72.1% 73.7% 81.1% 83.2% 60.0% 80.0% 100.0% y 0.23% 0.29% 0.26% 0.40% 0.25% 0.30% 0.35% 0.40% 0.45% g q y 0.0% 20.0% 40.0% 0.00% 0.05% 0.10% 0.15% 0.20% • Profitability has begun to improve 2011Y 2012Y 2013Y 2014Y 2011Y 2012Y 2013Y 2014Y • Significant investment in lending talent, IT infrastructure, risk management and compliance has impacted our efficiency ratio in the short-term but provides us with a platform expected to drive future growth and increased profitability 21

STRONG CAPITAL LEVELS WILL BE ENHANCED 20 7% 20.0% 25.0% Tangible Common Equity to Tangible Assets Tangible Common Equity to Tangible Assets Tangible Common Equity to Tangible Assets 32.0% 40.0% Tier 1 Risked Based Capital Tier 1 Risk Based Capital Ratio (bank level) Tier 1 Risk Based Capital Ratio (bank level) 10.3% 10.9% 10.4% 20.7% 5 0% 10.0% 15.0% 19.2% 20.6% 21.2% 32.1% 8 0% 16.0% 24.0% 0.0% 5.0% 2012Y 2013Y 2014Y Tier 1 Leverage Ratio bank level) Tier 1 Leverage Ratio bank level) Total Risk Based Capital Ratio bank level) 0.0% 8.0% 2012Y 2013Y 2014Y 10.2% 11.1% 15.7% 9.0% 12.0% 15.0% g ( ) g ( ) 33.3% 24.0% 32.0% 40.0% p ( ) 9.5% 0 0% 3.0% 6.0% 20.5% 21.8% 22.4% 0 0% 8.0% 16.0% Note: gray bars denote pro forma ratios based on capital raised upon completion of the second-step conversion in January 2015 22 0.0% 2012Y 2013Y 2014Y 0.0% 2012Y 2013Y 2014Y

INVESTMENT HIGHLIGHTS

Solid Franchise	• Strong core deposits • Diversified loan portfolio • History of growing core deposits organically and via acquisition • Effectively managing credit, interest rate, and liquidity risk • Oldest and largest Philadelphia-based bank
Attractive Markets	• Country's 5th most populous city, 6th largest metropolitan area and major center of economic activity(1) • Favorable income and age demographics • Significant opportunities to grow market share • Dominated by large "out of town" banks
Shareholder Focused	• Demonstrated history of stock repurchases • Disciplined acquirer • Will be in a position to consider paying dividends
Compelling Valuation	• Current Stock Price $11.41(2) • Current Price to pro forma TBV: 98.6%(2) • Appraisal peer group median valuation: 128.4% of pro forma TBV(3)

(1) Source: U.S. Census Bureau, SNL Financial
(2) As of February 6, 2015
(3) Source: Beneficial Bancorp Offering Prospectus

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APPENDIX

LARGEST INDEPENDENT PHILADELPHIA BANK (Dollars in millions) 2014 Rank Bank Total Deposits 2014 Total Deposit Market Share 2014 (%) 2013 Rank 1 $10,846.5 26.4% 1 2 $7,466.8 18.2% 3 3 $5,789.1 14.1% 2 4 $4,809.9 11.7% 4 5 $3,253.4 7.9% 5 6 $ 1,639.5 4.0% 7 , 7 $1,182.0 2.9% 8 8 $800.0 2.0% 9 9 $644.9 1.6% 13 10 $586 1 1 4% 10 586.1 1.4% 11 $553.7 1.4% 11 12 $491.0 1.2% 12 13 Prudential Bancorp $373.2 0.9% 14 14 $353.2 0.9% 16 15 $348.5 0.9% 15 16 $214.4 0.5% 17 17 $210.9 0.5% 19 25 Source: SNL Financial 18 $198.4 0.5% 18

CALCULATION OF EFFICIENCY RATIO 12/31/2011 12/31/2012 12/31/2013 12/31/2014 (Dollars in millions) For the Year Ended Noninterest Expense $120.7 $123.1 $120.7 $118.3 Net Interest Income 142.1 139.5 123.7 117.4 Noninterest Income 25.2 27.6 25.1 24.8 Total Revenue $167.3 $167.1 $148.8 $142.2 Efficiency Ratio 72.1% 73.7% 81.1% 83.2% 26

RECONCILIATION OF NON-GAAP MEASURES (Dollars in millions) As of 12/31/2012 12/31/2013 12/31/2014 Total Stockholders' Equity $633.9 $615.1 $610.9 Goodwill (122.0) (122.0) (122.0) Other intangibles (9.9) (8.0) (6.1) Tangible Common Equity $502.0 $485.1 $482.8 Total Assets $ 5,006.4 $ 4,583.4 $ 4,751.5 , , , Goodwill (122.0) (122.0) (122.0) Other intangibles (9.9) (8.0) (6.1) $ $ $ Tangible Assets 4,874.5 4,453.4 4,623.4 Tangible Common Equity / Tangible Assets 10.3% 10.9% 10.4% 27

FINANCIAL PROFILE (Dollars in millions) 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 For the Year Ended Total Assets $4,673.7 $4,929.8 $4,596.1 $5,006.4 $4,583.4 $4,751.5 Net Loans 2,744.3 2,751.0 2,521.9 2,389.7 2,286.2 2,371.1 Deposits 3,509.2 3,942.3 3,594.8 3,927.5 3,660.0 3,879.7 Total Stockholders' Equity 637.0 615.5 629.4 633.9 615.1 610.9 Gross Loans / Deposits 79.5% 70.9% 71.7% 62.3% 64.0% 62.4% Net Income 17.1 (9.0) 11.0 14.2 12.6 18.0 ROAA 0 40% (0 18%) 0 23% 0 29% 0 26% 0 40% 0.40% 0.18%) 0.23% 0.29% 0.26% 0.40% ROAE 2.74% (1.39%) 1.77% 2.23% 2.01% 2.94% Net Interest Margin 3.28% 3.32% 3.22% 3.13% 2.81% 2.82% Efficiency Ratio 77.7% 73.4% 72.1% 73.7% 81.1% 83.2% Non. Int. Exp. / Avg. Assets 2.80% 2.64% 2.51% 2.55% 2.54% 2.64% NPAs / Assets 2.77% 2.85% 3.35% 2.08% 1.79% 0.87% Reserves / Loans 1.64% 1.62% 2.10% 2.36% 2.38% 2.09% 28

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